Leases	12 Months Ended
May 31, 2014
Leases

NOTE L — LEASES

We lease certain property, plant and equipment under long-term operating lease agreements, some of which provide for increased rental payments based upon increases in the cost-of-living index. The following table illustrates our future minimum lease commitments under all non-cancelable lease agreements, for each of the next five years and in the aggregate, as of May 31, 2014:

May 31,
(In thousands)
2015	$48,695
2016	39,054
2017	28,971
2018	21,459
2019	15,405
Thereafter	68,280

Total Minimum Lease Commitments	$221,864

Total rental expense for all operating leases amounted to $50.9 million, $46.5 million and $40.6 million for the fiscal years ended May 31, 2014, 2013 and 2012, respectively.